Exhibit 23
                                                                     ----------


                        MCI CONSUMER MARKETS 401(k) PLAN
                                EIN: 13-2745892



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement of Form S-8 (No. 33-49304) of MCI Communications Corporation of our report dated June 16, 1995, appearing on page 3 of this Form 11-K.



/s/ PRICE WATERHOUSE LLP
- ------------------------
PRICE WATERHOUSE LLP
Washington, D.C.
June 30, 1995



















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